UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 9, 2021
PAR Technology Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-09720	16-1434688
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

PAR Technology Park, 8383 Seneca Turnpike, New Hartford, New York 13413-4991
(Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code: (315) 738-0600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	PAR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                             Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.

On November 9, 2021, PAR Technology Corporation (“Company”) issued a press release to report its financial results for the quarter ended September 30, 2021. A copy of the press release is attached to this current report on Form 8-K as Exhibit 99.1.*

Item 7.01    Regulation FD Disclosure.

There will be a conference call at 4:30 p.m. (Eastern) on November 9, 2021, during which the Company’s management will discuss the financial results for the third quarter ended September 30, 2021.  To participate in the call, please call 844-419-5412, approximately 10 minutes in advance.  No passcode is required to participate in the live call or to listen to the replay version.  Investors will have the opportunity to listen to the conference call/event over the internet by visiting the Company’s website at https://www.partech.com/about-us/investor-relations/. Alternatively, listeners may access an archived version of the presentation call after 7:30 p.m. on November 9, 2021 through November 16, 2021 by dialing 855-859-2056 and using conference ID 55557246.

The Company's quarterly earnings presentation containing additional information for the quarter ended September 30, 2021 is attached to this current report on Form 8-K as Exhibit 99.2.*

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description
99.1	PAR Technology Corporation Press Release dated November 9, 2021
99.2	PAR Technology Earnings Presentation dated November 9, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	The information in Item 2.02, Item 7.01, Exhibit 99.1 and 99.2 of this current report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAR TECHNOLOGY CORPORATION
(Registrant)

Date:	November 9, 2021	/s/ Bryan A. Menar
Bryan A. Menar
Chief Financial and Accounting Officer
(Principal Financial Officer)